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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934

DESERT SUN MINING CORP.

(Exact name of registrant as specified in its charter)

_________________Canada_________________     __________Not Applicable_________

(State of incorporation or organization)     (IRS Employer Identification No.)

65 Queen Street West, Suite 810, P.O. Box 67, Toronto, Ontario, Canada  M5H 2M5

(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Common Shares, without par value                ____American Stock Exchange___

Title of each class                             Name of each exchange on which

to be so registered                             each class is to be registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box:   XX

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.

Securities Act registration statement file number to which this form relates: 000-29610 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:  None

Item 1. Description of Registrant’s Securities to be Registered

Incorporated by reference to Fiscal 2003 Form 20-F Annual Report, as amended, filed July 2, 2004.

Item 2. Exhibits.

Incorporated by reference to Fiscal 2002 Form 20-F Annual Report, as amended, filed February 13, 2004.

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Desert Sun Mining Corp.

(Registrant)

Dated: August 04, 2004     By /s/ Stan Bharti_____________________

                               Stan Bharti, President/CEO/Director

Dated: August 04, 2004     By /s/ Stephen Woodhead______________________

                               Stephen Woodhead, Chief Financial Officer